EXHIBIT 99.1

FOR RELEASE JANUARY 13, 2010 6:00am ET

SOURCE: Uni-Pixel, Inc.

UniPixel Announces First Opcuity™ Film Product Roll Out at CES 2010

Targus launches first Opcuity™ Performance Engineered Film as Clear View™ Technology

The Woodlands, TX (January 13, 2010) — Uni-Pixel, Inc. (OTCBB: UNXL), the developer of a color display technology called Time Multiplexed Optical Shutter (“TMOS”) and thin-film materials branded under the name Opcuity™ that incorporate advanced micro-structure technology, today announced the launch of its fingerprint resistant film as protective cover products for a variety of touch screen devices in collaboration with the Company’s first licensee and business partner, Targus®, Inc.  Branded under the Targus name and introduced under the co-owned trademark of Clear View™ Technology, UniPixel’s Opcuity fingerprint resistant film (FPR) technology is being introduced as products for multiple touch-enabled devices.

Working in close collaboration with Targus, UniPixel has been able to perfect a variety of unique elements for its thin films that create a superior protective cover product for touch screens.  The first of these unique elements included in the Targus product set is micro-structures on the surface of the film that provide its fingerprint resistance.  Other protective films on the market have a flat surface that, by definition, allow the fingerprint pattern and oily material of a fingerprint or smudge to be visible.  Utilizing surface features of the appropriate size, density and pattern, enables fingerprint patterns to be broken up and dissipate into the valleys between the structures.  The result has proven to provide the only effective means to address the issue of fingerprints and smudges transferred to surfaces during the touch interface of a finger or skin surface.  This unique Opcuity™ film product demonstrates just one of the many functional uses of a micro-structured surface on film.  Two further benefits of the micro-structures included in the film products are a reduction in surface glare and an enhanced silky smooth feel.

The second element perfected for the touch screen protective product is the Opcuity FPR’s unique adhesive.  User experience is largely impacted by ease of installation and the elimination of bubbles.  Working with its industry partners, UniPixel sought to develop an adhesive solution for the film that accomplished easy, bubble free installation—allowing for re-positioning of the film and, ultimately, a residue free removal if needed.  The challenge was to make an optically clear adhesive that met all of the user criteria.  It needed enough adhesion to stick to the surface without leaving residue behind, and it needed to be “self wetting” on installation.  The combination of these elements and factors create a superior product that is micro-technology enabled, while providing a very straightforward yet unique solution for the user.

Reed Killion, UniPixel’s president and CEO, noted, “We are thrilled to be launching our first product with a company of the caliber of Targus.  After working together to define and to meet the criteria required for an exceptional experience using the Clear View™ protective cover films, we feel enormous confidence in their ability to deliver a successful launch of our first Opcuity Performance-Engineered Film.  Targus has an outstanding reputation of delivering high-quality, innovative products to OEMs and consumers alike.  Their press release last week showcasing the Clear View™ product and the coverage they generated at the Consumer Electronics Show in Las Vegas demonstrate their ability to generate excitement in the market place.  As a result, we look forward to seeing the films available in a broad range of channels and stores in the U.S. and internationally.  In anticipation of this launch, we have aligned with world-class production partners to support high-volume demand for our Clear View technology products, and we have begun our volume production and delivery.”

Killion added, “With touch-enabled devices exploding in the market, we are excited about our prospects to become the premium standard for screen protection that is scratch resistant and offers unique protection from fingerprints and smudges—issues users have consistently told us detract from the use of their devices.  We also see this as the first of many Opcuity Performance Engineered Film products that we will bring to market under the Targus, UniPixel, and Opcuity brands.”

Parties interested in reviewing the press release issued by Targus may access the following URL:   http://www.targus.com/us/pressreleases_detail.aspx?pressrelease_id=95.  To see all of the UniPixel CES show coverage, please go to http://www.unipixel.com/news.htm.

For additional information contact:

Uni-Pixel, Inc. Investor Relations:

Laura Guerrant-Oiye

Guerrant Associates

Phone:  808-882-1467

E-mail: lguerrant@guerrantir.com

Uni-Pixel, Inc. Public Relations:

Stacey Voorhees-Harmon

Public Relations Consultant

Phone: 925-336-9592

E-mail: stacey@savvypublicrelations.net

About Uni-Pixel, Inc.

Uni-Pixel, Inc. has developed, patented, and is working to commercialize a new color display technology it calls Time Multiplexed Optical Shutter (“TMOS”), which can be used for a wide variety of applications, ranging from cell phones and industrial displays to televisions and large digital signage systems. In support of its TMOS development, UniPixel has created a family of thin film products it calls Opcuity™ that have broad applications. UniPixel’s TMOS technology offers significant advantages over existing display alternatives including lower cost to produce, superior brightness, improved picture quality, lower power consumption and a broad range of design flexibility. UniPixel licenses its TMOS technology to manufacturing partners and intends to supply its Opcuity™ thin films to those manufacturers. UniPixel produces Opcuity™ FPR which serves as a high performance protective cover film for touch screen displays. The Company’s corporate headquarters are located in The Woodlands, TX. For furtherinformation please see http://www.unipixel.com.

About Targus, Inc.

Targus created the mobile accessory category with its invention of the laptop case over 25 years ago. The company continues to advance the mobile accessories category with innovative and relevant solutions for today’s mobile lifestyle.  Targus products enhance productivity, connectivity, and security, liberating users to work in any and all environments with the utmost convenience and comfort.  Founded in 1983, Targus’ headquarters are located in Anaheim, Calif., with offices worldwide and distribution agreements in more than 100 countries.  For more information on Targus visit www.targus.com.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: All statements in this news release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10 for the year ended December 31, 2008. We operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statements. Readers are also urged to carefully review and consider the other various disclosures in the Company’s Annual Report on Form 10 for the year ended December 31, 2008, as well as other public filings with the SEC since such date.